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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated July 26, 2000 included in Scientific Atlanta, Inc.'s Form 10-K for the year ended June 30, 2000.





/s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
November 15, 2000